UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 12, 2010

ATRINSIC, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-12555	06-1390025
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

469 7th Avenue, 10th Floor, New York, NY 10018
(Address of Principal Executive Offices/Zip Code)

(212) 716-1977
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 12, 2010, Atrinsic, Inc. (the “Company”) appointed Stuart Goldfarb, 56, to the Company’s Board of Directors to fill an existing vacancy on the Board.  Mr. Goldfarb was also appointed to the Company’s Audit Committee and Nominating and Governance Committee.  For his service on the Board, Mr. Goldfarb will be compensated in accordance with the Company's director compensation plan, which includes an annual retainer of $22,500 as well as restricted stock units valued at $42,500.  Mr. Goldfarb will also receive cash compensation for his service on the Audit Committee and on the Nominating and Governance Committee and for his attendance at meetings.

Mr. Goldfarb brings over two decades of direct marketing, strategic and management experience to the Atrinsic Board of Directors.  From 2001 to 2009, Mr. Goldfarb was President and CEO of Direct Brands, Inc.  Under his leadership, the company grew to be the world’s largest direct marketer of music, DVDs, and books, with household brands such as Columbia House, BMG Music, Doubleday Book Club, Book-of-the-Month-Club, cdnow.com and many more.  Prior to that, Mr. Goldfarb was President and CEO of bol.com, Bertelsmann’s premier online retailer of books and music, doing business in 18 European and Asian countries.  Before joining Bertelsmann, he was Vice Chairman of Value Vision International, a cable TV home shopping and e-commerce company.  He was formerly Executive Vice President, Worldwide Business Development at NBC, where he held various executive level positions.

Prior to his appointment as a member of the Company’s Board of Directors, Mr. Goldfarb did not have any material relationship with the Company and no such relationship is currently proposed.  Mr. Goldfarb does not have any family relationships with any of the Company’s other directors or executive officers.  There are no understandings or arrangements between Mr. Goldfarb and any other person pursuant to which Mr. Goldfarb was selected as a director.

On January 13, 2010, the Company issued a press release announcing the appointment of Mr. Goldfarb.  A copy of the press release is included as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d)	Exhibits.

The following exhibit is filed herewith:

Exhibit Number	Description
99.1	Press release issued by Atrinsic, Inc., dated January 13 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atrinsic, Inc.

Date: January 13, 2010	By:	/s/ Thomas Plotts

Thomas Plotts
Chief Financial Officer

Exhibit Number	Description

99.1	Press release issued by Atrinsic, Inc., dated January 13, 2010.